Exhibit 10.3

January 23, 2008

To:	The Royal Bank of Scotland plc (“RBS”)

cc:	Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830
Attn: Melizza Stotler
Tel: (203) 618-2576
Fax: (203) 618-2580

From:	FORDCREDIT AUTOOWNER TRUST 2008-A
c/o U.S. Bank Trust National Association,
as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attention: Corporate Trust Department
Telephone: (302) 552-3200
Facsimile: (302) 552-3129

Re: Interest Rate Swap Reference No D16589977.FRONT

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between RBS (“Party A”) and Ford Credit Auto Owner Trust 2008-A (“Party B”) on the Trade Date listed below (the “Transaction”).  This letter constitutes a “Confirmation” as referred to in the Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  For these purposes, all references in those Definitions to a “Swap Transaction” will be deemed to apply to the Transaction referred to herein.  In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement and the Schedule thereto, both dated as of January 23, 2008, between you and us (as amended, supplemented or otherwise modified from time to time, the “Agreement”).  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.  Other capitalized terms used herein and not otherwise defined will have the meanings given them in the Indenture referred to in the Agreement.   In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:	RBS

Party B:	Ford Credit Auto Owner Trust 2008-A

Trade Date:	January 15, 2008.

Effective Date:	January 23, 2008.

Notional Amount:
For the first Calculation Period (from and including, January 23, 2008, to but excluding February 15, 2008), the Notional Amount of this Transaction for purposes of calculating payments due by either party on the first Payment Date will be $710,400,000.00.  With respect to any subsequent Calculation Period up through and including the Calculation Period ending on but excluding July 15, 2010, the Notional Amount will be the Note Balance of the Class A-2 Notes (after giving effect to all amounts paid on the Payment Date that is the first day of such Calculation Period) as stated on the Servicer’s monthly investor report relating to such Payment Date (the “Actual Balance”).  Party B will determine the Notional Amount and will inform Party A of such determination by the twelfth day of each calendar month using the aggregate outstanding principal balance for the Class A-2 Notes prior to giving effect to any payments of principal of Class A-2 Notes on the following Payment Date, as shown in the Servicer's monthly investor report relating to such Payment Date.

Termination Date:	The earlier of July 15, 2010, and the date the aggregate outstanding principal balance of the Class A-2 Notes has been reduced to zero.

Fixed Amounts

Fixed Rate Payer:	Party B.

Fixed Rate PayerPayment Date:	The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention.

Period End Date:
The 15th day of each calendar month, with No Adjustment.  (This means that each Calculation Period for the Fixed Amount will have 30 days, except for the Initial Calculation Period, which will commence on January 23, 2008, and end on and excluding February 15, 2008.)

Fixed Rate:	3.8425%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts

Floating Rate Payer:	Party A.

Floating Rate Payer Payment Dates:	The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate for Initial Calculation Period:	To be determined by Linear Interpolation of 2 Week LIBOR and 1 Month LIBOR on January 21, 2008 (excluding spread)

Floating Rate Option:	USD-LIBOR-BBA.

Designated Maturity:	One month.

Spread:	Plus 0.60%

Floating Rate Day Count Fraction:	Actual/360.

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Business Days:	New York and Delaware.

3. Account Details

Payments to Party A:	The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations

London SWIFT RBOSGB2RTCM
with JPMorgan Chase Bank New York CHASUS33
ABA # 021000021
Account Number 400930153

Payments to Party B:	The Bank of New York
ABA # 021000018
Acct # 111-565
Attn: John Rooney
For further credit to: Ford Credit Auto Owner Trust 2008-A Collection Acct TAS #879524

Party A Operations

Contact:	RBS Financial Markets
Level 4
135 Bishopsgate
London, EC2M 3UR
Attention: Swaps Administration
Fax: 020 7085 5050
Phone: 020 7085 5000

Party B Operations Contact:	Ford Credit Auto Owner Trust 2008-A
c/o U.S. Bank Trust National Association, as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attn: Corporate Trust Administration
Telephone: (302) 552-3102
Fax: (302) 552-3129

with copies to:

The Bank of New York,
as Indenture Trustee for
Ford Credit Auto Owner Trust 2008-A
101 Barclay Street
Floor 8 West
New York, New York 10286
Attn: Structured Finance Services -
Asset Backed Securities, Ford 2008-A
Telephone: (212) 815-4389
Fax: (212) 815-2493;

and

Ford Motor Credit Company LLC
c/o Ford Motor Company
WHQ, One American Road
Suite 801-C1
Dearborn, Michigan 48126
Attention: Securitization Operations Supervisor
Telephone: (313) 206-5899
Fax: (313) 390-4133

4. Agency Role of Greenwich Capital Markets, Inc.  This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc.  Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

FORD CREDIT AUTO OWNER TRUST 2008-A

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Owner Trustee

	By:	/s/ Nicole Poole
	Name:	Nicole Poole
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	Greenwich Capital Markets, Inc., its agent

	By:	/s/ Deborah Pfeifer
	Name:	Deborah Pfeifer
	Title:	Vice President

[SIGNATURE PAGE FOR CLASS A-2 FRONT END SWAP CONFIRM]